Exhibit 4.1

MEDTRONIC GLOBAL HOLDINGS S.C.A.

as Issuer,

MEDTRONIC PUBLIC LIMITED COMPANY

and MEDTRONIC, INC.

as Guarantors,

COMPUTERSHARE TRUST COMPANY, N.A. as successor to

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee,

and

ELAVON FINANCIAL SERVICES DAC,

as Paying Agent

FIFTH SUPPLEMENTAL INDENTURE

DATED AS OF SEPTEMBER 21, 2022

TO INDENTURE

DATED AS OF MARCH 28, 2017

Relating to

€500,000,000 2.625% Senior Notes due 2025

€1,000,000,000 3.000% Senior Notes due 2028

€1,000,000,000 3.125% Senior Notes due 2031

€1,000,000,000 3.375% Senior Notes due 2034

FIFTH SUPPLEMENTAL INDENTURE

FIFTH SUPPLEMENTAL INDENTURE, dated as of September 21, 2022 (the “Supplemental Indenture”), to the Base Indenture (defined below) among MEDTRONIC GLOBAL HOLDINGS S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at Espace Monterey, 40, Avenue Monterey, Ground Floor, L-2163 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B191129 (the “Company”), MEDTRONIC PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Parent”), MEDTRONIC, INC., a Minnesota corporation (“Medtronic, Inc.” and, together with Parent, the “Guarantors”), Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, a national banking association duly organized under the laws of the United States, as Trustee (herein called the “Trustee”) and ELAVON FINANCIAL SERVICES DAC, as paying agent.

RECITALS

WHEREAS, the Company and the Guarantors executed and delivered to the Trustee the Indenture, dated as of March 28, 2017 (the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s Securities;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of four new series of its Securities to be known as its 2.625% Senior Notes due 2025 (the “2025 Notes”), 3.000% Senior Notes due 2028 (the “2028 Notes”), 3.125% Senior Notes due 2031 (the “2031 Notes”) and 3.375% Senior Notes due 2034 (the “2034 Notes” and, together with the 2025 Notes, the 2028 Notes and the 2031 Notes, the “Notes”), to be fully and unconditionally guaranteed by the Guarantors (the “Guarantees”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Company has requested that the Trustee and the Paying Agent execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a valid instrument in accordance with its terms, to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid and legally binding obligations of the Company, to make the Guarantees, when executed by the Guarantors, the valid and legally binding obligations of the Guarantors, and all acts and things necessary have been done and performed to make this Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Supplemental Indenture have been duly authorized in all respects.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Capitalized terms used but not defined in this Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture.

Section 1.02. References in this Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this Supplemental Indenture unless otherwise specified.

Section 1.03. For purposes of this Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“2025 Notes” has the meaning provided in the recitals.

“2028 Notes” has the meaning provided in the recitals.

“2031 Notes” has the meaning provided in the recitals.

“2034 Notes” has the meaning provided in the recitals.

“Base Indenture” has the meaning provided in the recitals.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system, or any successor thereto, is open.

“Clearstream” means Clearstream Banking, société anonyme.

“Company” has the meaning provided in the preamble.

“Euro” and “€” means the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty establishing the European Community, as amended.

“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System.

“Guarantor” has the meaning provided in the preamble.

“Indenture” has the meaning provided in the recitals.

“Interest Payment Date” has the meaning provided in Section 2.04.

“Medtronic, Inc.” has the meaning provided in the preamble.

“Notes” has the meaning provided in the recitals.

“Parent” has the meaning provided in the preamble.

“Paying Agent” has the meaning provided in Section 2.03(d).

“Supplemental Indenture” has the meaning provided in the preamble.

“Trustee” has the meaning provided in the preamble.

“U.S. Dollar” means the lawful currency of the United States of America.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount. The 2025 Notes, the 2028 Notes, the 2031 Notes and the 2034 Notes are hereby authorized, each unlimited in aggregate principal amount. The 2025 Notes, the 2028 Notes, the 2031 Notes and the 2034 Notes issued on the date hereof pursuant to the terms of this Indenture shall be in an aggregate principal amount of €500,000,000, €1,000,000,000, €1,000,000,000 and €1,000,000,000, respectively, which amounts shall be set forth in the written order of the Company for the authentication and delivery of the Notes pursuant to Section 3.03 of the Base Indenture. In addition, the Company may, from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes of any series ranking equally and ratably with the Notes of such series issued on the date hereof in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes or except for the first payment of interest following the issue date of such additional Notes), so that such additional Notes shall be consolidated and form a single series with such series of Notes issued on the date hereof and shall have the same terms as to status, redemption or otherwise as such series of Notes issued on the date hereof; provided, that if any such additional Notes are not fungible with the Notes of such series initially issued hereunder for U.S. federal income tax purposes, such additional Notes shall have a separate CUSIP/ISIN number.

Section 2.02. Maturity. The principal amount of the 2025 Notes shall be payable on October 15, 2025, the principal amount of the 2028 Notes shall be payable on October 15, 2028, the principal amount of the 2031 Notes shall be payable on October 15, 2031 and the principal amount of the 2034 Notes shall be payable on October 15, 2034.

Section 2.03. Form and Payment. (a) The Notes shall be issued as global notes, only in fully registered book-entry form, without coupons, in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(b) Payments of principal, premium, if any, and/or interest, if any, on the global notes representing the Notes shall be made to the Paying Agent (defined below) which in turn shall make payment to Euroclear and Clearstream as the Depositary with respect to the Notes of such series or its nominee.

(c) The global notes representing the Notes shall be deposited with, or on behalf of, the Depositary, and shall be registered, at the request of the Depositary, in the name of the nominee of the Depositary, for Euroclear and Clearstream.

(d) The Company initially appoints U.S. Bank National Association as Security Registrar with respect to the Notes pursuant to Section 3.05 of the Base Indenture until such time as the Security Registrar has resigned or a successor has been appointed. Elavon Financial Services DAC shall initially act as paying agent (the “Paying Agent”) for the Notes. The Company may appoint and change the Paying Agent without prior notice to the Holders.

Section 2.04. Interest. Interest on the Notes shall accrue at the rate of 2.625% per annum for the 2025 Notes, 3.000% per annum for the 2028 Notes, 3.125% per annum for the 2031 Notes and 3.375% per annum for the 2034 Notes. Interest on the Notes shall be payable annually in arrears on October 15, commencing on October 15, 2023 (each such date, an “Interest Payment Date”), to the Holders in whose names the respective Notes are registered at the close of business on the Business Day (which shall for purposes of this Section 2.04 include only days on which Clearstream and Euroclear are open for business) immediately preceding the applicable Interest Payment Date. Interest on the Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the notes (or September 21, 2022, if no interest has been paid on the applicable series of Notes), to, but excluding, the next scheduled Interest Payment Date. If any Interest Payment Date (other than a maturity date or redemption date) would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next date that is a Business Day and no interest will accrue on the amounts payable from and after such Interest Payment Date to the next Business Day. If the maturity date or redemption date of any series of Notes would fall on a day that is not a Business Day, then the related payment of principal, premium, if any, and interest, if any, shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next Business Day.

Section 2.05. Issuance in Euro. (a) Principal, including any payments made upon any redemption or repurchase of the Notes, premium, if any, and interest payments, if any, in respect of the Notes will be payable in Euros.

(b) Distributions of principal, premium, if any, and interest, if any, with respect to any Global Security will be credited in euros to the extent received by Euroclear or Clearstream from the Paying Agent to the cash accounts of Euroclear or Clearstream customers in accordance with the relevant system’s rules and procedures.

(c) If on or after the date hereof, the Euro is unavailable to the Company or, in the case of the Guarantees, Parent or Medtronic, Inc., due to the imposition of exchange controls or other circumstances beyond the Company’s, Parent’s or Medtronic, Inc.’s control or if the Euro is no longer being used by the then member states of the European Economic and Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. Dollars until the Euro is again available to the Company or, in the case of the Guarantees, Parent or Medtronic, Inc., or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant Interest Payment Date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with this Section 2.05.

Section 2.06. Other Terms. The Notes shall be unsecured senior indebtedness of the Company and shall rank equally and ratably in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness outstanding from time to time. The Notes shall not be convertible into, or exchangeable for, any other securities of the Company, except that the Notes shall be exchangeable for other Notes to the extent provided for in the Base Indenture.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption. (a) The Company may redeem any series of the 2025 Notes, the 2028 Notes, the 2031 Notes and the 2034 Notes, at any time prior to the applicable Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed, and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Notes of such series to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Notes matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 20 basis points, in the case of the 2025 Notes and 25 basis points, in the case of each of the 2028 Notes, the 2031 Notes and the 2034 Notes;

plus, in each case, accrued and unpaid interest, if any, to, but not including, the Redemption Date.

(b) At any time on and after the applicable Par Call Date, the Company may redeem each series of the 2025 Notes, the 2028 Notes, the 2031 Notes and the 2034 Notes at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable Redemption Date.

(c) Notwithstanding anything to the contrary in the Base Indenture, in the case of any redemption at the election of the Company, the Company shall, at least 10 days prior to the date on which the Company mails the notice of redemption to each holder (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Paying Agent of the applicable Redemption Date, of the principal amount of Notes of such series to be redeemed and, if applicable, of the tenor of the Notes to be redeemed.

(d) Notwithstanding anything to the contrary in the Base Indenture, (i) notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the applicable Redemption Date, to each Holder of Notes to be redeemed, at such Holder’s address appearing in the Security Register and (ii) an Officers’ Certificate specifying the actual redemption price shall be sent to the Trustee no later than two Business Days prior to the Redemption Date. A notice of redemption may, at the discretion of the Company, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing, or other corporate transaction, provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be postponed until up to 60 days following the notice of redemption, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date (including as it may be postponed).

(e) Notes may be redeemed in part in the minimum authorized denomination or in any integral multiple of such amount.

(f) For purposes of this Section 3.01, the following definitions are applicable:

“Comparable Bond Rate” means, for any Redemption Date, the rate per annum equal to the annual equivalent yield to maturity or interpolated yield to maturity (on a day count basis), computed as of the third Business Day immediately preceding that Redemption Date, of the Comparable Government Issue, assuming a price for the Comparable Government Issue (expressed as a percentage of its principal amount) equal to the Comparable Price for such Redemption Date.

“Comparable Government Issue” means the euro-denominated security issued by the German federal government selected by a Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Price” means, with respect to any Redemption Date, (i) the average of the Reference Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Dealer Quotations, (ii) if the Company obtains fewer than four Reference Dealer Quotations, the arithmetic average of all those Reference Dealer Quotations or (iii) if the Company obtains only one Reference Dealer Quotation, such Reference Dealer Quotation.

“Par Call Date” means in the case of the 2025 Notes, September 15, 2025; in the case of the 2028 Notes, July 15, 2028; in the case of the 2031 Notes, July 15, 2031; and in the case of the 2034 Notes, July 15, 2034.

“Quotation Agent” means the Reference Dealer appointed by the Company.

“Reference Dealer” means (i) each of Barclays Bank PLC, BofA Securities Europe SA, Citigroup Global Markets Limited and HSBC Continental Europe and their respective successors; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or a market maker in, German government bonds (a “Primary Bond Dealer”), the Company shall substitute another Primary Bond Dealer and (ii) any other Primary Bond Dealers selected by the Company.

“Reference Dealer Quotations” means, with respect to each Reference Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Government Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Dealer at 11:00 a.m., London time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each of the Notes to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption (assuming that the Notes to be redeemed matured on the applicable Par Call Date); provided, however, that if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

Section 3.02. Article 15 of the Base Indenture shall apply to each series of Notes; provided that the first sentence of Section 15.01 shall be amended by inserting “Ireland” immediately after “Luxembourg,” therein.

ARTICLE 4

MISCELLANEOUS

Section 4.01. Covenant Defeasance. Article 13 of the Base Indenture shall be applicable to the Notes.

Section 4.02. Form of Notes. (a) The Notes and the Trustee’s certificates of authentication to be endorsed thereon are to be substantially in the forms of Exhibits A through D attached hereto, which forms are hereby incorporated in and made a part of this Supplemental Indenture.

(b) The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company, the Trustee and the Paying Agent, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 4.03. Ratification of Base Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 4.04. Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by Section 310 through Section 317 of the Trust Indenture Act of 1939, the imposed duties shall control.

Section 4.05. Listing. Upon listing of the Notes of a series on the New York Stock Exchange, the Company will use commercially reasonable efforts to maintain such listing and satisfy the requirements for such continued listing as long as the Notes of such series are outstanding.

Section 4.06. Conflict with Indenture. To the extent not expressly amended or modified by this Supplemental Indenture, the Base Indenture shall remain in full force and effect. If any provision of this Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the provision of this Supplemental Indenture shall control.

Section 4.07. Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW. FOR THE AVOIDANCE OF DOUBT, THE APPLICABILITY OF ARTICLES 470-3 TO 470-19 OF THE LUXEMBOURG LAW ON COMMERCIAL COMPANIES DATED AUGUST 10, 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXCLUDED.

Section 4.08. Service of Process. The Company and each Guarantor appoints Corporation Service Company, with offices at 80 State Street, Albany, New York 12207-2543, United States, as its agent to receive service of process or other legal summons for purposes of any suit, action or proceeding based on or arising out of or relating to this Supplemental Indenture or any Notes or Guarantees.

Section 4.09. Successors. All agreements of the Company and the Guarantor in the Base Indenture, this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in the Base Indenture and this Supplemental Indenture shall bind its successors.

Section 4.10. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. This Supplemental Indenture shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 4.11. Trustee Disclaimer. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein are deemed to be those of the Company and the Guarantors and not the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused the Supplemental Indenture to be duly executed as of the day and year first above written.

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By:	/s/ Erik De Gres
	Name:	Erik De Gres
	Title:	Managing Director and authorized signatory

Attest:

By:	/s/ Salvador Sens
	Name:	Salvador Sens
	Title:	Managing Director and authorized signatory of Medtronic Global Holdings S.C.A.

[Signature Page to Medtronic Global Holdings S.C.A. Fifth Supplemental Indenture]

MEDTRONIC PUBLIC LIMITED COMPANY

By:	/s/ Jason Bristow
	Name:	Jason Bristow
	Title:	Treasurer

[Signature Page to Medtronic Global Holdings S.C.A. Fifth Supplemental Indenture]

MEDTRONIC, INC.

By:	/s/ Jason Bristow
	Name:	Jason Bristow
	Title:	Treasurer

[Signature Page to Medtronic Global Holdings S.C.A. Fifth Supplemental Indenture]

COMPUTERSHARE TRUST COMPANY, N.A., Trustee

By:	/s/ Jessica Wuornos
Name: Jessica Wuornos
Title:Vice President

[Signature Page to Medtronic Global Holdings S.C.A. Fifth Supplemental Indenture]

ELAVON FINANCIAL SERVICES DAC, as Paying Agent

By:	/s/ Liliya Popova
Name: Liliya Popova
Title: Authorised Signatory

[Signature Page to Medtronic Global Holdings S.C.A. Fifth Supplemental Indenture]

EXHIBIT A

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

2.625% Senior Note Due 2025

No.	CUSIP No.: 58507L AX7 ISIN No.: XS2535307743 COMMON CODE: 253530774
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of     Euros on October 15, 2025 and to pay interest thereon from September 21, 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2023, at the rate of 2.625% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2025 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2025 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2025 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2025 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2025 Notes to which this Notation of Guarantee is endorsed, by accepting such 2025 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:            , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:             , 20

COMPUTERSHARE TRUST COMPANY, N.A., Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

2.625% Senior Note Due 2025

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €500,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

3.000% Senior Note Due 2028

CUSIP No.: 58507L AY5
No.	ISIN No.: XS2535308477
COMMON CODE: 253530847
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of             Euros on October 15, 2028 and to pay interest thereon from September 21, 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2023, at the rate of 3.000% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2028 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2028 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2028 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2028 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2028 Notes to which this Notation of Guarantee is endorsed, by accepting such 2028 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:            , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:            , 20

COMPUTERSHARE TRUST COMPANY, N.A., Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

3.000% Senior Note Due 2028

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,000,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

3.125% Senior Note Due 2031

CUSIP No.: 58507L AZ2
No.	ISIN No.: XS2535308634
COMMON CODE: 253530863
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of         Euros on October 15, 2031 and to pay interest thereon from September 21, 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2023, at the rate of 3.125% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2031 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2031 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2031 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2031 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2031 Notes to which this Notation of Guarantee is endorsed, by accepting such 2031 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:        , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:             , 20

COMPUTERSHARE TRUST COMPANY, N.A., Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

3.125% Senior Note Due 2031

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,000,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT D

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC GLOBAL HOLDINGS S.C.A.

3.375% Senior Note Due 2034

CUSIP No.: 58507L BA6
No.	ISIN No.: XS2535309798
COMMON CODE: 253530979
€

Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited or registered assigns, the principal sum of         Euros on October 15, 2034 and to pay interest thereon from September 21, 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2023, at the rate of 3.375% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2034 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2034 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By:
Name:
Title:

Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of March 28, 2017 (the “Base Indenture”), among Medtronic Global Holdings S.C.A., a corporate partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of the Grand Duchy of Luxembourg (the “Company”), Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2034 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2034 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2034 Notes to which this Notation of Guarantee is endorsed, by accepting such 2034 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:            , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC, INC.

By

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:            , 20

COMPUTERSHARE TRUST COMPANY, N.A., Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

MEDTRONIC GLOBAL HOLDINGS S.C.A.

3.375% Senior Note Due 2034

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 28, 2017 (the “Base Indenture”), among the Company, Medtronic Public Limited Company, a public limited company incorporated under the laws of Ireland (“Medtronic plc”), Medtronic, Inc., a Minnesota corporation (“Medtronic, Inc.”), and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), and as amended and supplemented by the Fifth Supplemental Indenture, dated as of September 21, 2022 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic, Inc., the Trustee and Elavon Financial Services DAC, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €1,000,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.